                                                                   EXHIBIT 10.91



         [HSBC LOGO]

                                                        March 20, 2002

Bruce Bendell, President
The The Major Automotive Companies, Inc.
43-40 Northern Blvd.
Long Island City, NY 11101-1020

                              Re: - Major Chrysler, Plymouth, Jeep & Eagle, Inc.
                                    Major Dodge, Inc.
                                    Major Subaru, Inc.
                                      d/b/a Major Kia of Long Island City

Dear Bruce:

         Please be advised that HSBC Bank, USA (the "Bank") has approved the following floor plan lines of credit for the subject dealership franchises, subject to the terms and conditions contained herein.

         The issuance of the credit facilities will be subject to our continued due diligence review of the various business and financial affairs of the proposed borrowing entities, their corporate parent and management. Approval of the proposed tenors and conditions is further subject to the execution and delivery of documentation satisfactory in form and substance to HSBC's Banks USA's legal counsel. In addition to the following terms and conditions, this approval is subject to a satisfactory review of the initial inventory audit, currently scheduled to take place on Tuesday, March 26, 2002.

Borrowers/Facilities:  Facilities to consist of a total of $10,000,000 in various new/demonstrator and used/program floor plan lines of credit as described below.

                       1) Major Dodge, Inc.  - $3,500,000 Floor plan line for
                                (MDI)          new/demonstrator vehicles.
                                               $500,000 Floor plan line for
                                               Program Vehicles and/or Used
                                               Vehicles.

                       2) Major Chrysler, Plymouth,
                          Jeep & Eagle, Inc. - $3,500,000 Floor plan line for
                               (MCPJI)         new/demonstrator vehicles.
                                               $500,000 Floor plan line for
                                               Program Vehicles and/or Used
                                               Vehicles.

                       3) Major Kia, Inc     - $1,500,000 Floor plan line for
                                (MKI)          new/demonstrator vehicles.
                                               $500,000 Floor plan line for
                                               Program Vehicles and/or Used
                                               Vehicles.

Lender:                HSBC Bank, USA
                       534 Broad Hollow Road
                       Melville, NY 11747

Guarantors:            The Major Automotive Companies, Inc, (MAC) who is the
                       corporate parent of MDI, MCPJI, & MKI will provide its unlimited corporate guaranty for each of the proposed facilities. MAC will provide an audited fiscal year-end statement (10K) and quarterly

         HSBC BANK USA
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                       1-3) - USED/PROGRAM VEHICLES - 10% monthly, beginning 90
                       days after date of initial floor plan advance. Vehicle must be paid within 270 days.

Collateral:            l-3) -- New and used vehicles of all types, parts and
                       accessories, inventory, and all equipment, wherever located, whether now owned or hereafter acquired, with all accounts, chattel paper, instruments and documents relating thereto; all general intangibles including sums receivable from vendors by way of holdbacks, rebates, refunds, discounts, bonuses, and the like.

Other Conditions:      -  Monthly floor plan audits gill be conducted on an
                          unannounced basis. ADDITIONALLY, INITIAL FUNDING AND
                          CONTINUED FUNDING UNDER THE FLOOR PLAN LINES IS
                          CONDITIONAL, A ON SATISFACTORY BANK-CONDUCTED AUDITS.

                       - Except as may be required in the ordinary course of business, each of the Borrowers is not to incur any outside debt to another financial institution.

                       - Funds deposited by HSBC Bank to finance vehicles for any of the three-(3) dealerships, are not to be used to fund any other corporate entity,

                       - Execution of the Bank's "Retail & Wholesale Dealer's Agreement for each Borrower,

                             Each floor-plan borrower shall submit to the bank the following:

                             - Monthly dealer statements for each of the franchises, including, MDI, MCPJI & MKI.

                             - Within 120 days of fiscal year end, accountant prepared statements or tax returns to support unadjusted factory statements.

                             - Annual evidence that insurance coverage, satisfactory to the Bank, is in place naming bank al loss payee.

                             - Sold floor-plan vehicles are required to be paid off within three calendar days of the date of payment from the purchaser or finance source and, in any event, no later than ten calendar days from date of sale.

                             - All operating accounts are to be maintained at HSBC, Bank, USA.

                             - Monthly principal reductions will be due and payable with floor plan interest payments.

                             - Floor plan lines are not available to purchase vehicles that are designated to be used as rental or lease vehicles.

                             - Advances under the floor plan lines of credit will be by acceptance of the manufacturer's draft for payments drawn on the bank or by note and security agreement submitted by you to the bank.

                             - All legal fees incurred by the Bank, acre for the account of the respective Borrowers.

We review customer's non-contractual lines of credit, such as these, at least annually upon submission of appropriate financial information. We ask that you advise us promptly of any material adverse changes in he financial position of the Borrowers, Guarantors, or any affiliates or subsidiaries of the Borrowers.
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                       10Q's to the Bank, within 120 days and 90 days,
                       respectively, of the respective filing dates.

                       Major Chevrolet, Inc. (MCI) - an affiliated company of the Borrowers and a wholly owned subsidiary of the parent company, MAC, will provide its unlimited corporate guaranty for each of the proposed dealerships. MAC will provide monthly dealer statements to the Bank within 15 days from the end of the month being reported.

                       Bruce Bendell, who is a major stockholder in MAC and is the president and CEO of MAC, will provide his unlimited personal guaranty for each of the facilities. Persona financial statements are to be updated on an annual basis. Additionally, a copy of the personal guarantor's federal tax red is to be submitted annually, within 120 days of the end of the guarantor's fiscal tax year. If the filing date should be extended, a copy of the extension will be required, with the understanding that once the tax return is filed, a copy of the tax return will be delivered to the Bank.

                       Each of the corporate Borrowers will provide its unlimited corporate guaranty to each of the other corporate facilities with respect to all of the floor plan lines.

Facilities:            1-3) -- Non-contractual Floor Plan Lines of Credit.

Purpose: 1-3) - Finance the purchase of new, used and program vehicles.

Pricing: 1-3) - Either at the Bank's Prime Rate of Interest, less 1%, on a variable basis or at LIBOR plus 200 basis points for incremental 30-day periods up to a mum 180 days.

Advance Rates:         1-3)  New Vehicles
                             ------------

                       Vehicle Year             Loan-To-Value Percentage
                       ------------             ------------------------
                       2001 (beginning 1/1/02)  90% of factory invoice.
                       2002 (to 12/31/02)       100% of factory invoice.

                             Used Vehicles
                             -------------

                       2002                     90% of MSRP or factory invoice.
                                                Copy of invoice required.
                       2001                     90% of NADA trade-in value
                       2000                     80% of NADA trade-in value
                       1999                     80% of NADA trade-in value
                       1998                     80% of NADA trade-in value
                                                (expires 10/1/02)

                             Program Vehicles
                             ----------------

                       2002                     100% of auction invoice.
                       2001                     100% of auction invoice
                                                (expires 10/1/02).

Curtailments:          1-3) - NEW VEHICLES - Beginning January 1st, following
                       the introduction of the subsequent year models, monthly principal payment reductions of 2% of the invoice amount for all carry-over new and unregistered vehicles will be required until the vehicle is sold and/or the amount financed is paid in full.
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Please call us at your earliest convenience to discuss any questions that you may have. We look forward to expanding our relationship with The Major Automotive Companies, Inc. and are ready to discuss the foregoing terms and conditions with you.

Respectively,
/s/ Roger M. Coleman
------------------------
    Roger M. Coleman, VP
    HSBC Bank, USA.


Agreed To:

     (BORROWERS & GUARANTORS)

Major Chrysler, Plymouth Jeep & Eagle, Inc.

By /s/
   ----------------------------------------

Major Dodge, Inc.

By /s/
   ----------------------------------------

Major Subaru, Inc.
     d/b/a Major Kia of Long Island City

By /s/
   ----------------------------------------


     (GUARANTORS)

The The Major Automotive Companies, Inc.

By /s/
   ----------------------------------------

Major Chevrolet, Inc.

By /s/
   ----------------------------------------


    Bruce Bendell

/s/
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